Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT

I, Howard R. Levine, Chairman of the Board and Chief Executive Officer of Family Dollar Stores, Inc. (the “Company”), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

•                  the Quarterly Report on Form 10-Q of the Company for the quarter ended February 28, 2004, as filed with the Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•                  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 8, 2004

/s/	Howard R. Levine
Howard R. Levine
Chairman of the Board and Chief Executive Officer
(Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to Family Dollar Stores, Inc. and will be retained by Family Dollar Stores, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.